Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT

NOTE 7 — PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following at December 31, (in millions):

		Successor
	Depreciable Life	2012	2011
Land and improvements	5-10 years (for improvements)	$6.0	$7.1
Buildings and improvements	5-40 years	44.7	44.3
Equipment	3-15 years	164.6	130.5

		215.3	181.9
Less accumulated depreciation		(55.1)	(28.9)

		$160.2	$153.0

Holdings determined the fair value of acquired property, plant and equipment in accordance with ASC 805, “Business Combinations.” The fair value assigned to acquired property, plant and equipment resulted in an increase of $26.9 million over the historical net carrying value of the acquired property, plant and equipment.

Included in equipment shown above are cumulative additions related to capital lease obligations of $0.9 million and $1.6 million at December 31, 2012 and 2011, respectively. The related accumulated depreciation was $0.4 million at December 31, 2012 and 2011.

Depreciation expense recognized during the Successor years ended December 31, 2012 and 2011 was $27.9 million and $29.0 million, respectively. Depreciation expense for the Predecessor period January 1, 2011 through January 25, 2011 was $2.2 million. Depreciation expense was $27.3 million for the Predecessor year ended December 31, 2010.

The fair value of Holdings’ asset retirement obligation (“ARO”) is recorded as a liability with the offsetting associated asset retirement costs capitalized as part of the carrying amount of the related buildings. The asset retirement costs are amortized over the useful life of the building or terms of building leases. Changes in the ARO resulting from the passage of time are recognized as an increase in the carrying amount of the liability and as accretion expense. The liabilities for AROs were $1.2 million at both December 31, 2012 and 2011.